EATON VANCE GLOBAL EQUITY INCOME FUND
(formerly, Eaton Vance Tax-Managed Global Dividend Income Fund)
EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND
EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND
EATON VANCE TAX-MANAGED SMALL-CAP FUND
EATON VANCE TAX-MANAGED VALUE FUND

Supplement to Prospectus dated March 1, 2024

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”), a series of Eaton Vance Mutual Funds Trust (the “Trust”), invests primarily in tax-managed portfolios sponsored by Eaton Vance Management and its affiliates (“Tax-Managed Portfolios”) that invest at least 80% of their net assets in equity securities. Among the Tax-Managed Portfolios in which the Fund currently may invest is Tax-Managed International Equity Portfolio (“TMIE”). The Board of Trustees of TMIE has approved the liquidation of TMIE. On or about November 19, 2024, TMIE is expected to be liquidated and Eaton Vance Global Equity Income Fund, another series of the Trust, will become a Tax-Managed Portfolio in which the Fund may invest.

Accordingly, the following changes for the Fund are effective on or about November 19, 2024:

1.The fourth paragraph in the subsection titled “Principal Investment Strategies” under “Fund Summaries – Eaton Vance Tax-Managed Equity Asset Allocation Fund” is hereby deleted and replaced with the following:

Eaton Vance Global Equity Income Fund. Global Equity Income Fund’s investment objective is to achieve after-tax total return for its shareholders. The Portfolio seeks to invest primarily in common stocks and, in the investment adviser’s discretion, preferred stocks of U.S. and foreign companies that pay dividends that qualify for federal income taxation at long-term capital gain rates. Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying common and preferred stocks.

2.The first paragraph in the section “Investment Objectives & Principal Policies and Risks” is hereby deleted and replaced with the following:

The investment objective and principal investment policies and risks of each Fund are described in its Fund Summary. Set forth below is additional information about such policies and risks, as well as information about other types of investments and practices in which each Fund may engage from time to time, unless otherwise noted.  Each Fund, except Eaton Vance Global Equity Income Fund and Tax-Managed Equity Asset Allocation Fund, currently seeks its objective by investing in a corresponding Portfolio. Tax-Managed Equity Asset Allocation Fund seeks its objective by investing in multiple Tax-Managed Portfolios (also referred to as “Portfolios”) as set forth in “Further Information About the Portfolios” and/or by investing directly in securities.  References to the Fund below are to each Fund and any relevant Portfolio.  See also “Strategies and Risks” in the Statement of Additional Information (“SAI”).

3.The subsection titled “Considerations of Investing in a Portfolio” under “Investment Objectives & Principal Policies and Risks” in the Prospectus is hereby deleted and replaced with the following:

Considerations of Investing in a Portfolio. Investing in one or more established Portfolios enables a Fund to participate in a larger and more diversified investment portfolio than if the Fund pursued its investment program on a standalone basis. Securities with large accumulated gains may constitute a substantial portion of the assets of a Portfolio. Investing in a Portfolio treated as a partnership for U.S. federal income tax purposes (each, a “Partnership Portfolio”) generally does not expose a Fund to potential tax liability either for unrealized Portfolio gains accrued prior to the Fund’s initial investment therein or for precontribution gains on securities contributed to the Portfolio. If securities purchased by a Partnership Portfolio prior to a Fund’s initial investment therein are sold, gains attributable to the period before the Fund’s initial investment in the Portfolio will generally be allocated to other investors in the Portfolio, and not to the Fund. If securities contributed to a Partnership Portfolio (either before or after a Fund’s initial investment therein) are sold, gains accumulated prior to their contribution will generally be allocated to the contributing investor, and not to the Fund or other investors in the Portfolio. Investing in a Portfolio treated as a regulated investment company for U.S. federal income tax purposes (each, a “RIC Portfolio”), on the other hand, may expose a Fund to potential tax liability for unrealized Portfolio gains accrued prior to the Fund’s initial investment therein and/or for precontribution gains on securities contributed to the Portfolio. Portfolios may, in the future, use distributions of securities to meet redemptions by investors in the Portfolio that contributed securities. As described under “Redeeming Shares”, redemptions by a Fund’s shareholders are generally paid solely in cash, but the Fund may, at the request of a redeeming shareholder, meet a redemption in whole or in part by distributing securities withdrawn from a Portfolio as selected by the investment adviser. Realized losses that are allocated from a Partnership Portfolio to a Fund are available to offset realized gains allocated or distributed in the form of a capital gain dividend to that Fund by other Portfolios. In its portfolio managers’ discretion, a Fund may withdraw cash from a Portfolio for investment in another Portfolio. Withdrawal and reinvestment of available cash from a Partnership Portfolio usually does not trigger the recognition of taxable gains or losses; withdrawal and reinvestment of available cash from a RIC Portfolio is generally expected to trigger recognition of taxable income, gains or losses. A Fund may also use cash invested by its shareholders to add to its Portfolio positions. The Tax-Managed Equity Asset Allocation Fund expects that the foregoing rebalancing techniques should enable the Fund to maintain its asset allocation within targeted ranges determined by the investment adviser with substantially fewer taxable events than comparably rebalanced portfolios of standalone mutual funds.

4.The first two paragraphs in the section “Management and Organization” are hereby deleted and replaced with the following:

Management. Each Fund’s investment adviser, including Eaton Vance Global Equity Income Fund, is Eaton Vance Management (“Eaton Vance”). Aside from Eaton Vance Global Equity Income Fund, each Portfolio’s investment adviser is Boston Management and Research (“BMR”). Eaton Vance and BMR are indirect, wholly owned subsidiaries of Morgan Stanley. Eaton Vance and BMR, each a registered investment adviser, have offices at One Post Office Square, Boston, MA 02109. EV LLC (“EV”) serves as trustee of Eaton Vance. Eaton Vance, BMR and their predecessor organizations have been managing assets since 1924 and managing mutual funds since 1931.

Eaton Vance provides investment advisory services to each Fund, including Eaton Vance Global Equity Income Fund, pursuant to an investment advisory agreement between Eaton Vance and the Fund. BMR provides investment advisory services to each Portfolio (other than Eaton Vance Global Equity Income Fund) pursuant to an investment advisory agreement between BMR and the Portfolio. Under each of Tax-Managed Multi-Cap Growth Fund’s, Tax-Managed Small-Cap Fund’s, and Tax-Managed Value Fund’s investment advisory agreement, Eaton Vance does not charge an advisory fee with respect to Fund assets invested in its Portfolio or any other investment company for which Eaton Vance or its affiliates serve as investment adviser and receives an advisory fee. Each such Fund currently invests all of its assets in its corresponding Portfolio. In the event Eaton Vance directly manages any assets of the Fund in the future, the applicable advisory fee rate payable by the Fund will be the same as that payable by the Portfolio. Each such Fund bears its pro rata share of the advisory fee paid by the Portfolio or Portfolios in which it invests, as applicable.

5.The first three paragraphs under “Additional Tax Information” are hereby deleted and replaced with the following:

While each Fund attempts to minimize taxable distributions or to ensure such distributions qualify for favorable tax treatment in the hands of shareholders, there can be no assurance that it will be able to do so. Distributions of investment income (other than qualified dividend income, which is described below) and net realized short-term capital gains are taxable as ordinary income. For individual shareholders, distributions of net gains from investments held for more than one year are generally taxable at long-term capital gain rates. Taxes on distributions of capital gains are generally determined by how long a Portfolio or a Fund owned (or is treated as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of investment income properly reported by a Fund (and, if applicable, a Portfolio) as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided holding period and other requirements are met by each of the shareholder and the Fund and/or Portfolio, as applicable. Tax-Managed Global Dividend Income Fund intends to pay distributions monthly and to distribute net realized capital gains (if any) at least annually. Each other Fund expects to pay any required distributions annually. Different classes may distribute different amounts. It may also be necessary, in order to qualify for favorable tax treatment and to avoid any Fund-level tax, for a Fund to make a special income and/or capital gains distribution at the end of the calendar year. Distributions are taxable regardless of whether paid in cash or reinvested in additional Fund shares.

Investors who purchase shares at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but undistributed, will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January (if any) may be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is generally a taxable transaction.

Each Portfolio, except for Eaton Vance Global Equity Income Fund, is treated as a partnership for U.S. federal income tax purposes (each such Portfolio, as previously defined, a “Partnership Portfolio”). Each investor in a Partnership Portfolio, including a Fund, is allocated its proportionate share of the Portfolio’s income, gains, losses, expenses and other tax items.

Eaton Vance Global Equity Income Fund is treated as a regulated investment company for U.S. federal income tax purposes. A Fund's investments in a Portfolio that is treated as a regulated investment company for U.S. federal income tax purposes (each such Portfolio, as previously defined, a “RIC Portfolio”) can cause the tax treatment of the Fund's gains, losses, and distributions to differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the RIC Portfolio, or the Fund shareholders invested directly in the RIC Portfolio. As a result, a shareholder may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than the shareholder otherwise would.

6.The first paragraph in the section “Further Information about the Portfolio(s)” is hereby deleted and replaced with the following:

When investing in Tax-Managed Portfolios, Tax-Managed Equity Asset Allocation Fund typically invests its assets in Eaton Vance Global Equity Income Fund, Tax-Managed Growth Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio, and Tax-Managed Value Portfolio. As such, shareholders will be subject to the investment strategies of such Portfolios. The investment objective(s) and principal strategies of Tax-Managed Growth Portfolio is described below. Tax-Managed Growth Portfolio may employ other types of strategies and invest in other types of securities that are not described below.

7.The subsection titled “Tax-Managed International Equity Portfolio” under “Further Information about the Portfolio(s)” is hereby deleted.

October 18, 2024	48560-00 10.18.24

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EATON VANCE GLOBAL EQUITY INCOME FUND

(formerly, Eaton Vance Tax-Managed Global Dividend Income Fund)

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

EATON VANCE TAX-MANAGED SMALL-CAP FUND

EATON VANCE TAX-MANAGED VALUE FUND

Supplement to Statement of Additional Information dated March 1, 2024

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”), a series of Eaton Vance Mutual Funds Trust (the “Trust”), invests primarily in tax-managed portfolios sponsored by Eaton Vance Management and its affiliates (“Tax-Managed Portfolios”) that invest at least 80% of their net assets in equity securities. Among the Tax-Managed Portfolios in which the Fund currently may invest is Tax-Managed International Equity Portfolio (“TMIE”). The Board of Trustees of TMIE has approved the liquidation of TMIE. On or about November 19, 2024, TMIE is expected to be liquidated and Eaton Vance Global Equity Income Fund, another series of the Trust, will become a Tax-Managed Portfolio in which the Fund may invest.

Accordingly, the following changes for the Fund are effective on or about November 19, 2024:

1.The following replaces the definition of “Portfolio” in “Definitions”:

“Portfolio” means a registered investment company sponsored by the Eaton Vance organization in which one or more Funds and other investors may invest substantially all or any portion of their assets as described in the prospectus, if applicable;

“Partnership Portfolio” means a Portfolio treated as a partnership for U.S. federal income tax purposes;

“RIC Portfolio” means, a Portfolio treated as a regulated investment company (“RIC”) under Subchapter M of the Code for U.S. federal income tax purposes

2.The following replaces the paragraphs above the tables under “Strategies and Risks”:

This SAI provides additional information about the investment policies and operations of the Fund. The following tables indicate the types of investments that the Fund is permitted (but not required) to make. The Fund may make other types of investments, provided the investments are consistent with the Fund’s investment objective(s) and policies and the Fund’s investment restrictions do not expressly prohibit it from doing so. These tables should be read in conjunction with the investment summaries for the Fund contained in the prospectus in order to provide a more complete description of the Fund’s investment policies. The tables generally exclude investments that the Fund may make solely for temporary defensive purposes or as a result of corporate actions. If applicable, “Fund” as used herein and under “Additional Information About Investment Strategies and Risks” refers to each Fund and Portfolio as listed in the table below. Information about the various investment types and practices and the associated risks checked below is included in alphabetical order in this SAI under “Additional Information about Investment Strategies and Risks.

As used in the table below and throughout this SAI:

Eaton Vance Tax-Managed Equity Asset Allocation Fund (“TMEAAF”) may invest in all five Tax-Managed Portfolios (GEIF, TMGP, TMMCGP, TMSCP and TMVP, as defined below) and therefore may have exposure to each of the investments or investment techniques identified below for the Tax-Managed Portfolios. TMEAAF may also invest directly as described in the prospectus. The TMEAAF column in the table below reflects the investments and practices that TMEAAF may engage in directly to the extent they are within the scope of the direct investments outlined in the prospectus. As described in the prospectus, TMEAAF may also invest directly in foreign currency transactions, forward foreign currency exchange contracts and money market instruments.

“GEIF” refers to Eaton Vance Global Equity Income Fund;

“TMGP” refers to Tax-Managed Growth Portfolio;

“TMMCGP” refers to Tax-Managed Multi-Cap Growth Portfolio, the portfolio in which Eaton Vance Tax-Managed Multi-Cap Growth Fund invests its assets;

“TMSCP” refers to Tax-Managed Small-Cap Portfolio, the portfolio in which Eaton Vance Tax-Managed Small-Cap Fund invests it assets; and

“TMVP” refers to Tax-Managed Value Portfolio, the portfolio in which Eaton Vance Tax-Managed Value Fund invests its assets.

3.The columns labeled “TMIEP” are hereby removed from the tables under “Strategies and Risks”.

4.“TMGDIF” is hereby replaced with “GEIF” in the tables under “Strategies and Risks”.

5.The following replaces the first paragraph under “Share Ownership” in “Management and Organization”:

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and in the Eaton Vance family of funds overseen by the Trustee, which may include shares, if any, deemed to be beneficially owned by a noninterested Trustee through a deferred compensation plan as of December 31, 2023. Interests in a Portfolio (other than GEIF) cannot be purchased by a Trustee.

6.The following replaces the first paragraph under “Portfolio Organization” in “Management and Organization”:

Each Portfolio (excluding for purposes of this section, GEIF, which is a series of the Trust) was organized as a trust with transferable interests, commonly referred to as a “Massachusetts business trust” on December 14, 2009 and intends to be treated as a partnership for federal tax purposes. Prior to that date, each Portfolio was organized as a New York trust on October 23, 1995 for TMGP, June 22, 1998 for TMSCP, February 28, 2000 for TMMCGP and February 13, 2001 for TMVP. In accordance with the declaration of Trust of each Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors’ meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio’s Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

7.The following replaces the first paragraph under “Investment Advisory and Administrative Services”:

Investment Advisory Services. As described in the Prospectus, Eaton Vance is the investment adviser to each Fund, including GEIF.  BMR is the investment adviser to each Portfolio (other than GEIF). Eaton Vance Advisers International Ltd. (“EVAIL”) is a sub-adviser to GEIF. Eaton Vance, BMR and EVAIL, and their predecessor organizations have been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance, BMR and EVAIL are indirect wholly owned subsidiaries of Morgan Stanley (NYSE: MS), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

8.The following replaces the sixth paragraph under “Investment Advisory and Administrative Services”:

Each Investment Advisory Agreement and Investment Sub-Advisory Agreement continues in effect through and including the second anniversary of its execution and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust, in the case of a Fund (including GEIF), or the Portfolio, in the case of each Portfolio other than GEIF, cast at a meeting specifically called for the purpose of voting on such approval pursuant to the requirements of the 1940 Act and (ii) by the Board of the Trust, in the case of a Fund (including GEIF), or the Portfolio, in the case of each Portfolio other than GEIF, or by vote of a majority of the outstanding voting securities of the Fund or Portfolio. Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by either party, or by vote of the majority of the outstanding voting securities of the Fund or Portfolio, and each Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser or sub-adviser may render services to others. Each Agreement also provides that the investment adviser or sub-adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment. Each Agreement is not intended to, and does not, confer upon any person not a party to it any right, benefit or remedy of any nature.

9.The following replaces the second paragraph under “Portfolio Managers” in “Investment Advisory and Administrative Services”:

The following table shows the dollar range of equity securities beneficially owned in a Fund by its portfolio manager(s) as of the Funds’ most recent fiscal year ended October 31, 2023 and in the Eaton Vance family of funds as of December 31, 2023. Interests in a Portfolio (other than GEIF) cannot be purchased by a portfolio manager.

10.The following replaces the last sentence under “Principal Underwriter” in “Other Service Providers”:

EVD also serves as placement agent for the Portfolios (other than GEIF).

11.The following replaces the second paragraph under “Calculation of Net Asset Value”:

For each Portfolio (other than GEIF, which is a Fund for these purposes), an investor may add to or reduce its investment in the Portfolio on each day the NYSE is open for trading (“Portfolio Business Day”) as of the close of regular trading on the NYSE (the “Portfolio Valuation Time”). The value of each investor’s interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor’s share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor’s percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio for the current Portfolio Business Day.

12.The following replaces the fourth paragraph under “Additional Information About Redemptions” in “Purchasing and Redeeming Shares”:

Eaton Vance Global Equity Income Fund, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio, Tax-Managed Growth Portfolio, and Tax-Managed Value Portfolio participate with other funds managed by Eaton Vance and its affiliates, including BMR and CRM, in a $650 million unsecured revolving line of credit agreement and may borrow amounts available thereunder for temporary purposes, such as meeting redemptions. See “Additional Information about Investment Strategies and Risks - Borrowing for Temporary Purposes.” Each Fund also has exemptive relief to participate in an interfund lending program with other Eaton Vance funds. Such program is not operational as of the date of this SAI.

13.The following replaces the second paragraph under “Taxation of the Fund” in “Taxes”:

The Fund also seeks to avoid the imposition of a U.S. federal excise tax on its ordinary income and capital gain net income. However, if the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to so elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (excluding tax-exempt income, if any) for such year, (ii) at least 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year (or November 30 or December 31, if the Fund makes the election referred to above), after reduction by any available capital loss carryforwards, and (iii) 100% of any income and capital gains from the prior year (as previously computed) that were not distributed out during such year and on which the Fund paid no U.S. federal income tax. If the Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. Under current law, provided the Fund qualifies as a RIC, the Fund should not be liable for any applicable state income, corporate, excise, or franchise tax.

14.The following replaces the subsection titled “Taxation of the Portfolio” under “Taxes”:

Taxation of the Partnership Portfolios. If the Fund invests its assets in a single Partnership Portfolio, the Portfolio normally must satisfy the applicable source of income and asset diversification requirements under Subchapter M of the Code in order for the Fund to also satisfy these requirements. For U.S. federal income tax purposes, each Partnership Portfolio intends to be treated as a partnership that is not a “publicly traded partnership” and, as a result of being taxed as a partnership, will not be subject to U.S. federal income tax. The Fund, as an investor in a Partnership Portfolio, will be required to take into account in determining its U.S. federal income tax liability its allocable share of such Portfolio’s income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. A Partnership Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio’s net investment income, net realized capital gains and losses, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of a Partnership Portfolio and (ii) will take into account the gross income of the Portfolio attributable to such share. Under current law, provided that a Partnership Portfolio is treated as a partnership for Massachusetts and U.S. federal tax purposes, the Portfolio should not be liable for any income, corporate, excise, or franchise tax in the Commonwealth of Massachusetts.

Investments in a RIC Portfolio. GEIF has elected and intends each year to qualify and be treated as a RIC for U.S. federal income tax purposes. In order to so qualify, GEIF must meet the qualifying income, asset diversification and distribution requirements described above. A Fund's investments in shares of a RIC Portfolio can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the RIC Portfolio, rather than in shares of the RIC Portfolio. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the RIC Portfolio.

If the Fund receives dividends from a RIC Portfolio and the RIC Portfolio reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the RIC Portfolio.

If the Fund receives dividends from a RIC Portfolio and such Portfolio reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the RIC Portfolio.

15. The following replaces the first paragraph under “Tax Consequences of Certain Investments – Foreign Investments and Currencies” in “Taxes”:

Foreign Investments and Currencies. The Fund’s investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains), which would decrease the Fund’s income on such securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of Fund assets at year end consists of the debt and equity securities of foreign corporations (or if at the close of each quarter of the Fund's taxable year, at least 50% of its assets consists in interests in one or more RIC Portfolios), the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities held directly by the Fund or by a RIC Portfolio that itself elected to pass such taxes through to shareholders. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at the Fund level, shareholder level and, if applicable, Portfolio level), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, the Fund or Portfolio, if applicable, must own a dividend-paying stock for more than 15 days during the 31-day period beginning 15 days prior to the ex-dividend date in order to pass through to shareholders a credit or deduction for any foreign withholding tax on a dividend paid with respect to such stock. Likewise, shareholders must hold their Fund shares (without protection from risk or loss) on the ex-dividend date and for at least 15 additional days during the 31-day period beginning 15 days prior to the ex-dividend date to be eligible to claim the foreign tax credit or deduction with respect to a given dividend. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not deduction) for such taxes. Individual shareholders subject to the alternative minimum tax (“AMT”) may not deduct such taxes for AMT purposes.

16.The following is added as the last paragraph under “Tax Consequences of Certain Investments – Foreign Investments and Currencies” in “Taxes”:

If the Fund indirectly invests in PFICs by virtue of the Fund’s investment in a Portfolio, it may not make such PFIC elections; rather, the Portfolio directly investing in the PFICs would decide whether to make such elections.

17.The following is added as the second paragraph under “Taxation of Fund Shareholders – Tax- Exempt Income” in “Taxes”:

If, at the close of each quarter of the Fund’s taxable year, at least 50% of its total assets consists of interests in one or more RIC Portfolios, the Fund will be a “qualified fund of funds.” In that case, the Fund is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from RIC Portfolios in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any.

18.The following replaces the subsection titled “Tax Consequences of Certain Investments – Qualified Dividend Income” under “Taxes”:

Qualified Dividend Income. “Qualified dividend income” received by an individual is generally taxed at the rates applicable to long-term capital gain. In order for a dividend received by Fund shareholders to be qualified dividend income, the Fund or, if applicable, a Portfolio must meet holding period and other requirements with respect to the dividend-paying stock in its portfolio, the shareholder must meet holding period and other requirements with respect to the Fund’s shares and, in the case of securities held by a RIC Portfolio, the Fund must meet holding period and other requirements in respect of the RIC Portfolio's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income. In general, distributions of investment income properly reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than properly reported capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain with respect to the sale of stocks and securities included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

October 18, 2024